                               $1,000,000,000

                       TOYOTA MOTOR CREDIT CORPORATION
                         (a California corporation)

                            5.625% Notes due 2003

                            UNDERWRITING AGREEMENT

                                                              November 9, 1998

WARBURG DILLON READ, a division of UBS AG
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
c/o WARBURG DILLON READ, a division of UBS AG
1 Finsbury Street
London EC2M 2PG

as Representatives of the several Underwriters named herein

Ladies and Gentlemen:

     Toyota Motor Credit Corporation, a California corporation (the "Company"), confirms its agreement with Warburg Dillon Read, a division of UBS AG ("Warburg Dillon") and Morgan Stanley & Co. International Limited ("Morgan Stanley") and the several underwriters named in Schedule A attached hereto and the purchase by such underwriters (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $1,000,000,000 aggregate principal amount of the Company's 5.625% Notes due 2003 (the "Securities"). Warburg Dillon and Morgan Stanley shall act as representatives of the Underwriters (the "Representatives"). The Company is a wholly owned subsidiary of Toyota Motor Sales, U.S.A., Inc. ("TMS"), which is a wholly owned subsidiary of Toyota Motor Corporation. The Securities are to be issued pursuant to an Indenture dated as of August 1, 1991, as amended by the First Supplemental Indenture, dated as of October 1, 1991 (the "Indenture") among the Company, The Chase Manhattan Bank, as trustee (the "Trustee") and Bankers Trust Company.

     The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (No. 333-60913) covering registration of debt securities, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such Registration Statement, in the form


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in which it was declared effective, including any amendments or supplements thereto in the form such amendments or supplements became effective, and any documents incorporated by reference therein through the date hereof, and at the Closing Time (as defined in Section 2(b)), is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission pursuant to paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") a prospectus supplement (the "Prospectus Supplement"), dated the date hereof, and a prospectus (the "Base Prospectus"), dated September 3, 1998, each relating to the Securities and the distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus, as supplemented by the Prospectus Supplement, together in the form in which they are filed with the Commission pursuant to Rule 424(b) and including all documents incorporated or deemed to be incorporated by reference therein, are hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. As used herein, the term "Prospectus Supplement" shall refer to the Prospectus Supplement dated November 9, 1998 used with respect to the Securities. Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include any Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     1.   REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to each Underwriter as of the date hereof that:


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          (i)    The Company meets the requirements for use of Form S-3 under the 1933 Act. At the time the Registration Statement became effective, the Registration Statement complied and at the Closing Time, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act, and the rules and regulations of the Commission promulgated thereunder (the "1939 Act Regulations") and no stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement (including any Rule 462(b) Registration Statement) at the time it became effective, did not, and each time thereafter at which any amendment to the Registration Statement (including any Rule 462(b) Registration Statement) becomes effective and as of the Closing Time, will not, considering the Registration Statement and all Incorporated Documents (as defined in Section 5(b)(3)) considered as a whole, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and at the Closing Time, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement which shall constitute the Statements of Eligibility under the 1939 Act on Form T-1 of the Trustee or apply to statements or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus. Each Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The financial statements and any supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and any supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.


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          (iv)   Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business (which includes, but is not limited to, Euromarket, Euro Asian or global financings and domestic private placement and public financing), which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) since the date of the most recent audited financial statements of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock except as otherwise disclosed in the documentation relating to the Securities.

          (v) The Company (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, (B) has the requisite corporate power and authority to execute and deliver this Agreement, the Indenture and the Securities and to perform its obligations hereunder and thereunder, (C) has duly authorized, executed and delivered this Agreement and this Agreement constitutes the valid and binding agreement of the Company, and (D) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification and in which the failure to do so would materially adversely affect the business or financial condition of the Company.

          (vi) Each "significant subsidiary", if any, of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the 1933 Act) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not materially affect the business or financial condition of the Company; except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of preemptive or similar rights of any securityholder of such Subsidiary.


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          (vii)  The Indenture has been duly and validly authorized, executed and delivered by the Company and assuming it has been duly and validly authorized, executed and delivered by the Trustee, constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          (viii) The Securities have been duly and validly authorized by the Company for issuance, offer and sale pursuant to this Agreement and, when executed, authenticated and delivered pursuant to the provisions of the Indenture and this Agreement against payment of the consideration set forth herein and in the Prospectus, will constitute legally valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity, including without limitation, the concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Securities will be entitled to the benefits of the Indenture; and the Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

          (ix) Neither the Company nor any of its Subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, which violation or default would materially adversely affect the business or financial condition of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its Subsidiaries or, to the best knowledge of the Company and any of its Subsidiaries, any law, administrative regulation or administrative or court decree, and no consent, approval, authorization, order or decree of any court or governmental


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     agency or body of the United States is required for the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or as may be required by state securities or Blue Sky laws.

          (x) Except as set forth in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or which might in the opinion of the Company result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to its business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

          (xi) The Company owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate its properties and to carry on its business as presently conducted where its ownership or lease of substantial properties or the conduct of its business requires such ownership or possession or the obtaining of such governmental licenses, permits, consents, orders, approvals and other authorizations and where the failure to do so would materially adversely affect the business or financial condition of the Company and its subsidiaries considered as one enterprise.

          (xii) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Regulations"), and, when read together with the other information in or incorporated by reference in the Prospectus, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (xiii) The Company is not, and upon issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").


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          (xiv)  The Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended, and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act.

     (b) Any certificate delivered pursuant to this Agreement or the transactions contemplated hereby and signed by any director or officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matter covered thereby on the date of such certificate.

     2.   SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate amount of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Payment of the purchase price for, and delivery of the certificates for, the Securities shall be made at the offices of O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071 or at such other place as shall be agreed upon by the Representatives and the Company, at 7:00 a.m., Los Angeles time, on November 13, 1998 (unless postponed in accordance with Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Warburg Dillon for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Underwriters may request in writing at least two business days before Closing Time. It is understood that each Underwriter has authorized Warburg Dillon, for their respective accounts, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities it has agreed to purchase. Warburg Dillon, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Securities will be made available for examination and packaging by the Representatives not later than 10:00 a.m. on the last business day prior to Closing Time at the offices of The Chase Manhattan Bank.


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     3.   COVENANTS OF THE COMPANY.  The Company covenants with each Underwriter as follows:

          (a) The Company, subject to Section 3(b),will comply with the requirements of Rule 424(b), as applicable, and will promptly notify the Underwriters and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation of any proceedings for any of such purposes; and (v) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities (including the Securities) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of any such debt securities since the date of this Agreement. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Underwriters notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Securities, any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement providing solely for the establishment of or change in, the interest rates, maturities, price or other terms of Securities or similar changes or an amendment or supplement which relates exclusively to an offering of debt securities under the Registration Statement other than the Securities), whether by the filing of documents pursuant to the 1934 Act (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement other then the Securities), the 1933 Act, or otherwise and will furnish the Underwriters with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) The Company has delivered or will deliver to the Underwriters as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as


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     the Underwriters may reasonably request.  The copies of the Registration
     Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) The Company has delivered and will deliver to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder. The Prospectus and any amendments or supplements thereto furnished to the Underwriters shall be identical to the electronically transmitted copies of thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is required to be delivered to a purchaser, or if it shall be necessary in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise so as may be necessary to correct such untrue statement or omission, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualifications in effect for a period of not less than one year from the effective date of this Agreement. The Company will promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act


                                      9

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     Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (i) Immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 424(b), copies of a Prospectus containing the terms of the Securities and such other information as the Underwriters and the Company deem appropriate.

          (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (k) From the date of this Agreement until Closing Time, the Company will not, without the prior written consent of the Underwriters, directly or indirectly, sell, offer to sell, contract to sell, or otherwise dispose of, or announce the offering of, any debt securities denominated in United States dollars, or any security exchangeable into such debt securities, which have similar terms as the Securities.

     4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the preparing, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (b) the printing and delivery of this Agreement, the Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (c) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof (not to exceed $5,000), including filing fees and the fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (f) the printing and delivery to the Underwriters of the Prospectus and any amendments or supplements thereto, (g) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (h) fees and expenses of the Trustee, including fees and disbursements of counsel for the Trustee in connection with the Securities, and (h) any fees of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

     If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall, as previously agreed, reimburse the Underwriters for their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.


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     5.   CONDITIONS OF UNDERWRITERS' OBLIGATIONS.  The obligations of the
Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of Company delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters. A prospectus shall have been filed with the Commission in accordance with Rule 424(b).

          (b)    At Closing Time, the Underwriters shall have received:

                 (1) The opinion, dated as of Closing Time, of Alan Cohen, Esq., General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.

                    (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in each document filed pursuant to the 1934 Act and incorporated by reference into the Prospectus.

                    (iii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company.

                    (iv) The Indenture has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and the Indenture has been qualified under the 1939 Act. If California law were to apply, the Indenture would constitute a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                    (v) The Securities (in the form of specimen certified by the Company's Secretary and examined by such counsel) are in a form permitted by the Indenture, and have been duly authorized by all necessary corporate action on the part of the Company for issuance, offer and sale to the Underwriters as contemplated by this Agreement and as provided for in the Prospectus. If California law were to apply, the Securities when executed and authenticated as specified in the Indenture and delivered against payment of the purchase price therefor pursuant to this Agreement, would constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Securities will be entitled to the benefits of the Indenture.

                    (vi) To such counsel's knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification and in which the failure to so qualify and be in good standing would materially adversely affect its business or financial condition.

                    (vii) The Registration Statement has been declared effective under the 1933 Act and, to his knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (viii) At the time the Registration Statement became
                 effective, the Registration Statement (other than the financial statements and supporting schedules and other financial, statistical and accounting data included or incorporated by reference and the Statements of Eligibility on Form T-1 filed as exhibits therein, as to which no opinion need be rendered) appeared on its face to comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations.

                    (ix) The information in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities" to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by him and is correct in all material respects.

                    (x) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the sale of the Securities to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state securities laws.

                    (xi) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules and other financial, statistical and accounting data included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus when filed, appeared on its face to comply as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder in effect at the date of their filing.

                    (xii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or in each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or to which any of their property is subject which are not described in the Registration Statement or in each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                    (xiii) To such counsel's knowledge, no default exists in
                 the due performance or observance by the Company of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described or referred to in the Registration Statement or filed as an exhibit thereto or incorporated by reference therein, which default would have a material adverse effect on the financial condition, earnings, business affairs, business prospects, properties or results of operations of the Company and its subsidiaries considered as one enterprise.

                    (xiv) The execution and delivery of this Agreement, the Indenture, the Securities and the consummation of the transactions contemplated herein and therein will not (A) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject,
                 (B) result in any violation of the provisions of the charter or bylaws of the Company, or (C) to such counsel's knowledge, result in any violation of any applicable law, administrative regulation or administrative or court decree.

                    (xv) The shares of issued and outstanding Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                    (xvi) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or in each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus, or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof are correct in all material respects.

     Additionally such counsel shall state that he does not believe that the Registration Statement and each document filed pursuant to the 1934 Act and incorporated by reference therein (each, an "Incorporated Document") considered as a whole as of the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus and the Incorporated Documents, considered as a whole, as of the date of the Prospectus Supplement and at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that he expresses no view as to the Statements of Eligibility on Form T-1, financial statements and supporting schedules and other financial, statistical and accounting data included or incorporated by reference in such Registration Statement or Prospectus.

                 (2) The opinion, dated as of Closing Time, of O'Melveny & Myers LLP, counsel for the Underwriters, to the effect that:

                    (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.

                    (ii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company.

                    (iii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and the Indenture has been qualified by the 1939 Act. Assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                    (iv) The Securities (in the form of specimen certified by the Company's Secretary and examined by such counsel) are in a form permitted by the Indenture, have been duly authorized by all necessary corporate action on the part of the Company for issuance, offer and sale to the Underwriters as contemplated by this Agreement, when executed and authenticated as specified in the Indenture and delivered against payment of the purchase price therefor pursuant to this Agreement and as provided for in the Prospectus, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by the application of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Securities will be entitled to the benefits of the Indenture.

                    (v) The Registration Statement has been declared effective under the 1933 Act and, to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (vi) At the Closing Time, the Registration Statement (other than the financial statements and supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) appeared on its face to comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations.

                    (vii) The Company is not an "investment company" as such term is defined in the 1940 Act.

                 Additionally, such counsel shall state that subject to the foregoing and relying as to their determination of materiality to an extent upon opinions of officers and other representatives of the Company, no facts have come to their attention that has caused them to believe that the Registration Statement and the Incorporated Documents, considered as a whole as of the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus and the Incorporated Documents, considered as whole, as of the date of the Prospectus Supplement and at the Closing
          Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they make no statement as to Statements of Eligibility on Form T-1, the financial statements and supporting schedules and other financial, statistical and accounting data contained or incorporated by reference therein.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and to their knowledge, no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At the time of execution of this Agreement, the Underwriters shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain other information contained in the Registration Statement and the Prospectus.

          (e) Prior to the Closing Time, the Company shall have caused to be made an application for the Notes to be listed on the Luxembourg Stock Exchange.

          (f) At Closing Time, the Underwriters shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the date referred to shall be a date not more than three business days prior to Closing Time.

          (g) At Closing Time, the Company's long term debt shall be rated at least Aa1 by Moody's Investor's Service, Inc. and AAA by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("Standard & Poor's") and from and including the date of this Agreement to and including the Closing Time, there shall not have occurred a downgrading in the ratings assigned to the Company's long term debt by any "nationally recognized statistical rating agency", as that term is defined by the Commission for the purposes of Rule 436(g)(2) under the 1933 Act and during such period no such organization shall have publicly announced that it has under surveillance or review its ratings of the long term debt of the Company; provided however, that prior to the date of this Agreement, Standard & Poor's placed the AAA rating of the Company on "CreditWatch" with negative implications.

          (h) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (i) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     6.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all reasonable expenses whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Representatives to the extent authorized in Section 6(c)) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendments or supplements thereto), and provided further, however, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter with respect to any loss, liability, claim, damage or expense arising from the sale of Securities by such Underwriter to any person if all of the following occur: (x) such Underwriter has failed to send or give a copy of the Prospectus (excluding documents incorporated by reference therein), as it may then have been amended or supplemented, to that person at or prior to the time of written confirmation of such sale to the extent necessary in accordance with applicable law; (y) the untrue statement or alleged untrue statement of a material fact in or omission or alleged omission of a material fact from a previous form of Prospectus was corrected in the Prospectus, as then amended or supplemented; and (z) such Underwriter shall have been notified as to such amendment or supplement as set forth herein and the Company shall have delivered copies of the Prospectus, as so amended or supplemented, to such Underwriter.

     (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement (or any amendment or supplement thereto), or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party of such commencement shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may assume the defense of the indemnified party by retaining counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent does not contain a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party (unless such statement is agreed to by the indemnified party in writing); provided, however, that in the event such settlement, compromise or consent by the indemnifying party does not include an unconditional release of each indemnified party from all liability arising out of any litigation, investigation, proceeding or claim, the provisions of this section with respect to indemnification shall continue and survive.

     7.   CONTRIBUTION.

     If the indemnification provided for in Section 6 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that each Underwriter is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Underwriter pursuant to this Agreement to the date of such liability bears to the initial public offering price of the Securities sold to or through such Underwriter to the date of such liability to which such losses, liabilities, claims, damages or expenses relate and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If, however, the allocation provided in the previous paragraph is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect, not only the relative benefits received by the Company on the one hand, and the applicable Underwriter(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses but also the relative fault of the Company, on the one hand, and the applicable Underwriters, on the other hand in connection with the offering of the Notes that were the subject of the claim for indemnification. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds (net of the total discounts or commissions) from the sale of the Securities (before deducting expenses) received by the Company bears to the total discount or commission received by the applicable Underwriters in respect thereof. The relative fault of the Company, on the one hand, and the applicable Underwriters, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the applicable Underwriter(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account of the equitable considerations referred to above in Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission covered by
Section 6(a) hereof.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

     8.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
All representations, warranties, indemnities and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     9.   TERMINATION OF AGREEMENT

     (a) The Underwriters may terminate this Agreement, immediately upon notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters (after consultation with the Company), impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by federal, California or New York authorities, or (iv) if the rating assigned by either Standard & Poor's or Moody's Investors Service, Inc. to any debt securities of the Company shall have been lowered or if either such rating agency shall have, subsequent to the date of this Agreement, publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Underwriters or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters at 100 Liverpool Street, London EC2M 2RH, attention New Issues Department; and notices to the Company shall be directed to it at 19001 South Western Avenue A105, Torrance, California 90509, attention of Corporate Treasury Manager.

     12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF UNDERWRITERS. (a) With respect to any offers or sales of the Notes outside the United States (and solely with respect to any such offers and sales) each Underwriter severally and not jointly makes the following representations and agrees that:

(i) United Kingdom

(A) in relation to the Notes, it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date of such Notes, will not offer or sell any such Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

(B) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom; and

(C) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of any of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996, as amended, or is a person to whom such document may otherwise lawfully be issued or passed on.

(ii) General

(A) it represents and agrees that it will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers or sells the Notes or possesses or distributes the Prospectus or any other offering material and will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of the Notes under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales and none of the Company or any other Underwriter shall have any responsibility therefor;

(B) no action has been or will be taken by such Underwriter that would permit a public offering of the Notes or possession or distribution of any offering material in relation to the Notes in any jurisdiction where action for that purpose is required unless the Company has agreed to such actions and such actions have been taken; and

(C) it represents and agrees that it will not offer, sell or deliver any of the Notes or distribute any such offering material in or from any jurisdiction except under circumstances which will result in compliance with applicable laws and regulations and which will not impose any obligation on the Company or the Underwriters. It acknowledges that it is not authorized to give any information or make any representations in relation to the Notes other than those contained or incorporated by reference in the Prospectus for the Notes and such additional information, if any, as the Company shall, in writing, provide to and authorize such Underwriter so to use and distribute to actual and potential purchasers of Notes.

     13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any underwriter shall be deemed to be a successor by reason merely of such purchase.

     14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.

     15. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     16. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except where otherwise provided, specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.


                                      Very truly yours,

                                      TOYOTA MOTOR CREDIT CORPORATION



                                     By:     George E. Borst
                                             ------------------
                                     Name:   George E. Borst
                                     Title:  Senior Vice President and
                                             General Manager

CONFIRMED AND ACCEPTED,
as of the date first above written:

WARBURG DILLON READ, a division
of UBS AG
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
Acting severally on behalf of themselves and the several underwriters named in schedule A hereto


  By: WARBURG DILLON READ, a division
of UBS AG


  By:  R. Isolani                          By:  N. Carver
     ----------------------------             ---------------------------------
          Name:  R. Isolani                     Name:     N. Carver
          Title: Executive Director             Title:    Associate Director

                                 SCHEDULE A

                                                        Principal Amount
Name of Underwriter                                      of Securities
-------------------                                     ----------------
Warburg Dillon Read, a division of UBS AG                 $435,000,000
Morgan Stanley & Co. International Limited                $435,000,000
Nomura International plc                                  $ 20,000,000
Salomon Smith Barney Inc.                                 $ 20,000,000
Barclays Bank plc                                         $ 10,000,000
Bear, Stearns & Co. Inc.                                  $ 10,000,000
Credit Suisse First Boston (Europe) Limited               $ 10,000,000
Goldman, Sachs & Co.                                      $ 10,000,000
Banque Bruxelles Lambert S.A.                             $ 10,000,000
J.P. Morgan Securities Inc.                               $ 10,000,000
Lehman Brothers International (Europe)                    $ 10,000,000
Merrill Lynch International                               $ 10,000,000
Paribas                                                   $ 10,000,000
                                                        --------------
        Total                                           $1,000,000,000
                                                        --------------
                                                        --------------

                                  SCHEDULE B


     1. The initial public offering price of the Securities shall be 99.837% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     2. The purchase price to be paid by the Underwriters for the Securities shall be 99.537% of the principal amount thereof.

     3.   The interest rate on the Securities shall be 5.625% per annum.





                                     B-1